Exhibit 99.2

THE WESTERN UNION COMPANY

Analyst and Investor Call – August 11, 2025

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Western Union Operator (DEN): Welcome to the Western Union Investor and Analyst Conference Call.

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Western Union Operator (DEN): Good day, and welcome to the Western Union Investor and Analysts Conference Call.

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Western Union Operator (DEN): All participants will be in listen-only mode. After today’s presentation, there will be an opportunity to ask questions.
Please note, this event is being recorded. I would now like to turn the conference over to Tom Hadley, Vice President of Investor Relations. Tom, please go ahead.

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Tom Hadley, Vice President, Investor Relations: Thank you. On today’s call, we will discuss a recently announced transaction with International Money Express, and then we will take your questions. The slides that accompany this call and webcasts can be found at westernunion.com under the Investor Relations tab, and will remain available after the call.

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Tom Hadley, Vice President, Investor Relations: Today’s call is being recorded, and our comments include forward-looking statements.

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Tom Hadley, Vice President, Investor Relations: Please refer to the cautionary language in the press release in Western Union’s ﬁlings with the Securities and Exchange Commission, including the 2024 Form 10-K, for additional information concerning factors that could cause actual results

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Tom Hadley, Vice President, Investor Relations: to differ materially from the forward-looking statements. During the call, we may discuss some items that do not conform to generally accepted accounting principles.

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Tom Hadley, Vice President, Investor Relations: We have reconciled those items to the most comparable gap measures in our recent earnings release, and attached to our Form 8K, as well as on our website, westernunion.com, under the Investor Relations tab.

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Tom Hadley, Vice President, Investor Relations: I will now turn the call over to our Chief Executive Officer, Devin McGranahan.

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Devin McGranahan, President and CEO, Western Union: Good morning. Thank you all for joining us this morning during what I know is likely a holiday period for many of you. I am sitting here today, in Miami, with Bob Lissy, the CEO of Intermex, as well as Matt Cagwin, our CFO.

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Devin McGranahan, President and CEO, Western Union: We are very excited to be here today to discuss our recently announced transaction to acquire International Money Express for $16 a share and an all-cash offer.

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Devin McGranahan, President and CEO, Western Union: It has been an absolute pleasure

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Devin McGranahan, President and CEO, Western Union: Getting to know Bob and his team over the last year.

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Devin McGranahan, President and CEO, Western Union: We have long admired the success of Intermex, and in recent months have had the opportunity to learn more about the company, the management team, their go-to-market strategy, and the great relationships that they have built with their agents, customers, vendors, and employees.

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Western Union Operator (DEN): After a period of diligence, it became obvious to us that combining these two great companies makes strong strategic sense.

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Devin McGranahan, President and CEO, Western Union: With this acquisition, we expect to accelerate the transformation of our North American retail operations. Intermex’s go-to-market strategy is very similar to our approach in Europe, and in some instances, better tailored to the complexities of the U.S. market.

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Devin McGranahan, President and CEO, Western Union: Their U.S. retail operations have shown success, doubling both principal and revenue over the past 5 years.

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Devin McGranahan, President and CEO, Western Union: We are also excited by the prospect of gaining a proven management team and a strong operating platform.

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Devin McGranahan, President and CEO, Western Union: Their sales and support organization, 10,000 plus strategically located U.S. agents, and a robust suite of consumer products that are extremely unique assets that have been built over the last couple of decades.

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Devin McGranahan, President and CEO, Western Union: We also plan to accelerate and scale Intermex’s early success with bringing their brand and value proposition online.

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Devin McGranahan, President and CEO, Western Union: As the U.S. to LACA customer base continues to rapidly digitize, we see a signiﬁcant opportunity to capitalize on the strength of the Intermix brand and its 6 million-strong customer base using our next-generation digital platform and capabilities.

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Devin McGranahan, President and CEO, Western Union: Finally, we expect to generate substantial synergies by bringing these two companies together, both on the revenue and on the cost side.

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Devin McGranahan, President and CEO, Western Union: Let’s now talk about future revenue potential. Despite recent market headwinds, we believe that the longer-term outlook is positive.

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Devin McGranahan, President and CEO, Western Union: We see room to grow in North America retail by strengthening our operating model and expanding our product set.

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Devin McGranahan, President and CEO, Western Union: Intermex currently offers products and services we do not. Products like check acceptance, payroll cards, and digital agent onboarding.

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Devin McGranahan, President and CEO, Western Union: Bringing these products to our 11,000 U.S. independent agents is expected to drive incremental revenue, as well as help us lower our cost of settlement while improving the agent experience.

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Devin McGranahan, President and CEO, Western Union: We also see opportunities to extend the Intermex value proposition and drive incremental revenue by enabling Western Union’s global payout network for Intermex’s agents.

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Devin McGranahan, President and CEO, Western Union: Today, Intermix has less than 3% of their transactions being sent outside of the Lakka corridors.

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Devin McGranahan, President and CEO, Western Union: Much like in Europe, we have had a goal to drive a controlled expansion of our company- owned store network in the U.S.

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Devin McGranahan, President and CEO, Western Union: This has proven more difficult to execute in the U.S. than it has been in Europe. Intermex brings a robust own-store network, with over 100 locations in the U.S,

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Devin McGranahan, President and CEO, Western Union: This is a strategic asset of Intermex, and closely resembles the control distribution strategy we have been building in Europe.

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Devin McGranahan, President and CEO, Western Union: The Intermexs’ own store network could provide greater control, would provide greater control at high volume locations, often providing favorable economics and an improved customer experience, as well as the ability to sell additional consumer products and services.

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Devin McGranahan, President and CEO, Western Union: We really like the Intermex brand.

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Devin McGranahan, President and CEO, Western Union: It is a highly recognized brand in our category, and has strong customer awareness and loyalty. Moreover, the Intermax team has begun making good traction with the launch of its own digital offering, given the relative strength of its market position.

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Devin McGranahan, President and CEO, Western Union: However, the digital business is a scale business that is rapidly consolidating among the top players.

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Devin McGranahan, President and CEO, Western Union: By enabling the Intermix brand with our platform’s scale and capabilities, we believe there is substantial opportunity to grow their digital business.

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Devin McGranahan, President and CEO, Western Union: Finally, we anticipate that the combined company will have roughly 20 million North American retail customers.

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Devin McGranahan, President and CEO, Western Union: We believe this customer base, as well as their own store footprint discussed previously.

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Devin McGranahan, President and CEO, Western Union: Will give us a substantial opportunity to be the company of choice when these customers need additional ﬁnancial services products and wish to make their migration to digital.

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Devin McGranahan, President and CEO, Western Union: With the recent changes in the U.S. market, such as the remittance tax and the ongoing immigration pressures, we expect to see continued acceleration of migration from retail to digital, and this customer base has the potential to provide us

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Devin McGranahan, President and CEO, Western Union: With a cost- effective digital customer acquisition channel for years to come, lowering our digital customer acquisition costs, and improving the returns on our marketing budget.

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Devin McGranahan, President and CEO, Western Union: Now, shifting to the cost side.

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Devin McGranahan, President and CEO, Western Union: As we laid out in our press release, we believe this transaction should easily provide $30 million of cost synergies.

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Devin McGranahan, President and CEO, Western Union: Given the complementary nature of their business with ours, we see signiﬁcant opportunities to streamline both their and our ongoing operations in North America.

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Devin McGranahan, President and CEO, Western Union: We see the opportunity to take a best-of-breed approach to streamline to a single set of platforms and capabilities across these two organizations.

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Devin McGranahan, President and CEO, Western Union: We expect 10 cents of earnings accretion in the ﬁrst full year, and additional accretion as we continue to gain the beneﬁts of the integration.

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Devin McGranahan, President and CEO, Western Union: Given the high cash generation of this business, this transaction is not expected to have a material impact on our ability to continue to return capital to our shareholders via dividends and share repurchases.

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Devin McGranahan, President and CEO, Western Union: We believe opportunities like this do not come around every day.

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Devin McGranahan, President and CEO, Western Union: While the public markets are focused on near-term, months, or quarters, we are focused on long-term performance and building a great business, even when short-term results are under pressure.

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Devin McGranahan, President and CEO, Western Union: Given the long-run structural impediments to population growth.

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Devin McGranahan, President and CEO, Western Union: In most developed countries, we continue to believe that migration will be important to maintain aggregate economic growth.

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Devin McGranahan, President and CEO, Western Union: We do not believe that the low we are seeing today will persist even over the intermediate term, which is what has allowed us to acquire a very good business

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Devin McGranahan, President and CEO, Western Union: At an attractive entry point, while still paying Intermex’s shareholders a substantial premium to the public market value for the company.

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Devin McGranahan, President and CEO, Western Union: We believe this time horizon arbitrage has created a unique opportunity for us, and we are excited to welcome the entire Intermex team to the Western Union family.

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Devin McGranahan, President and CEO, Western Union: Thank you for joining the call today. We will now open it up for questions.

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Western Union Operator (DEN): We will pause momentarily to compile the Q&A roster. As a reminder, each person is allowed one question with one follow-up question.

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Western Union Operator (DEN): All participants will be in listen-only mode.

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Western Union Operator (DEN): Our ﬁrst question comes to us from Tien- Tsin Huang from JP Morgan. Please ask your question.

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Tien-Tsin Huang from JP Morgan: I think I’m, I think I’m unmuted. Can you hear me?

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Tom Hadley, Vice President, Investor Relations: We can.

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Devin McGranahan, President and CEO, Western Union and Tien-Tsin Huang from JP Morgan: Morning, Tien-Tsin. Hey, good morning. Thanks for getting on the call and talking about this, …

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Tien-Tsin Huang from JP Morgan: fun to, fun to analyze, for sure. Just, you know, thanks for going through all the detail. I’m just thinking about some things in my head here. About…

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Tien-Tsin Huang from JP Morgan: the brands, how both sides will get exposed. I appreciate what, Devin, you said about the operating model looking like Europe for Intermex within the U.S.

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Tien-Tsin Huang from JP Morgan: So, what’s the decision timeline here to…

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Tien-Tsin Huang from JP Morgan: First on the brand, and how that’s gonna get exposed on both sides across the different platforms, and how we…

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Tien-Tsin Huang from JP Morgan: how we decide on the surviving platforms and the operating models and things like that. It sounds like there’s a lot of opportunity to learn from each other. When will those decisions be made, and how much risk is there to execute that?

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Devin McGranahan, President and CEO, Western Union: So we’re very excited about the brand, Tingen, and we’re excited about the operating model and the strength of what Bob and his team have built here, in North America.

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Devin McGranahan, President and CEO, Western Union: We’ll go through a process, as I said in the public comments. We are truly taking this as a best- of-breed approach, so we are not going to impose Western Union on Intermex. We are going to look at the platforms, the products, the team members.

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Devin McGranahan, President and CEO, Western Union: and create a truly great North American business.

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Devin McGranahan, President and CEO, Western Union: We expect regulatory processes to take 9 to 12 months. Within the frame of the restrictions on those, we will begin our integration planning.

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Devin McGranahan, President and CEO, Western Union: And I look forward to sharing with you, as time goes on, how we’re going to bring these two great businesses together. Today, I think we feel very conﬁdent that they are complementary, the styles of the management teams, and the ability to bring 1 plus 1 equals 3 together, very strong.

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Tien-Tsin Huang from JP Morgan: And Bob, since you’re on the call, I presume you’ll stay for a period here, it sounds like, from Devin, that it’s important to have the management team be involved here. Just really quickly, the $30 million, how much of that is assumed in the 10 cents of accretion in the onset of the deal? Thank you, that’s all I have.

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Bob Lisy, Chairman and CEO of Intermex: Yeah, I guess I’ll ﬁrst answer that, look, I think this is a really great day for Intermax.

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Bob Lisy, Chairman and CEO of Intermex: You know, it’s bittersweet for us as an organization. There’s been a lot of great people

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Bob Lisy, Chairman and CEO of Intermex: that, including myself, that have built Intermex into a prominent brand out of North America, primarily to Latin America. But this brings us a huge amount of opportunity to expand that base at retail, something that I believe has got still great opportunities, but also brings us the opportunity to

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Bob Lisy, Chairman and CEO of Intermex: you know, build that digital component with the Western Union behind us, the Western Union brand behind us, so we look really forward to that, and I look forward to being part of that for a long time. Devin and I have built a

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Bob Lisy, Chairman and CEO of Intermex: strong relationship so far through this process, and I look forward to being an integral part of that building, so it’s not a transitional thing for me, as much as it’s a…

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Bob Lisy, Chairman and CEO of Intermex:This time, I see this as a longer- term thing, and I think it’s a valuable opportunity for myself and our team going forward.

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Matt Cagwin, Chief Financial Officer, Western Union: Hey, Tien-Tsin, good morning, thanks for joining us short notice this morning. As far as your question on the $30 million, there is some synergies built in that ﬁrst year, but the synergies will ramp throughout the two-year time horizon and will continue to make the accretion stronger as time passes.

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Tien-Tsin Huang from JP Morgan: Great, thank you.

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Western Union Operator (DEN): Our next question comes to us from Vasu Govil, from KBW. Please ask your question.

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Vasu Govil, KBW: Hi, thank you for taking my question. Maybe I’ll ask them both up front. I guess ﬁrst just, Devin, on…

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Vasu Govil, KBW: the rationale, I know Intermax is a great brand, but how did you think about, sort of, doubling down on a retail business, given that you yourself said that, over time, that’s potentially strategic… structurally a declining business, with more going towards, digital?

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Vasu Govil, KBW: And then, if you could give us a little bit of how you see the pro forma company growth rate before any potential for revenue synergies, that would be great. Thank you.

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Devin McGranahan, President and CEO, Western Union: Vasu, thanks for the question.

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Devin McGranahan, President and CEO, Western Union: On the last earnings call, you heard me talk about the need for us to continue to take our operating model of controlled distribution

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Devin McGranahan, President and CEO, Western Union: with, you know, tactical execution at the local agent level from Europe into the U.S. That is a process that we have embarked upon.

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Devin McGranahan, President and CEO, Western Union: And this acquisition and Bob’s team will help us accelerate that. So we already have a very large U.S. business, that, as you know, has underperformed recently, and in particular, the market. And so we see this as a way to accelerate that transformation.

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Devin McGranahan, President and CEO, Western Union: As you know, we also enjoy a…

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Devin McGranahan, President and CEO, Western Union: very competitive customer acquisition costs for our digital business, and that is largely driven off of the strength of our retail presence in over 400,000 locations around the world, as well as the strength of the Western Union brand, so we rely less on, digital marketing expense and the organic search capabilities.

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Devin McGranahan, President and CEO, Western Union: We believe that Intermex brand has similar characteristics, particularly around

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Devin McGranahan, President and CEO, Western Union: the very attractive Latino population here in the United States of America. So we actually see the Intermax brand as a further down payment in building our retail-to-digital customer acquisition engine, and believe that it will become

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Devin McGranahan, President and CEO, Western Union: additive to our digital business as well. So we do not see it as doubling down on retail. We see it as strengthening a large retail business we already own.

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Devin McGranahan, President and CEO, Western Union: and increasing our ability to grow new customer acquisition in a digital space with the great brand and the customer recognition and loyalty that Intermix has.

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Matt Cagwin, Chief Financial Officer, Western Union: Hey, Vasu. Thanks for joining the call today. As you think about us, why we’re buying this acquisition, Devin’s talked in the prepared remarks about the many soft beneﬁts. I’m gonna spend a few seconds talking about the hard beneﬁts.

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Matt Cagwin, Chief Financial Officer, Western Union: This was a unique opportunity to acquire this great company, something that Bob’s been able to build over the almost last two decades.

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Matt Cagwin, Chief Financial Officer, Western Union: for around 5 times EBITDA.

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Matt Cagwin, Chief Financial Officer, Western Union: So we think it’s a great return for us and our shareholders. To your question around the growth rates, we believe that with what Bob’s built and combining the best of breed, both what we have plus what he has in North America, will help us be able to stabilize and grow our North America retail business over time.

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Matt Cagwin, Chief Financial Officer, Western Union: As well as accelerate our digital business, with his 6 million customers.

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Matt Cagwin, Chief Financial Officer, Western Union: Look forward to sharing more about our outlook and their investor day.

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Vasu Govil, KBW: Thank you very much, both.

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Western Union Operator (DEN): Our next question comes to us from Darrin Peller from Wolfe Research. Please ask your question.

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Darrin Peller, Wolfe Research: Thanks for this, guys, and congrats on the deal. Tevin, maybe we’ll just go back for a minute to the…

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Darrin Peller, Wolfe Research: ability for you to actually convince users to transition to the digital platform. You’ve done a good job with it on your own brand. It’s both a convincing, and it’s obviously being there for those that want it, naturally, but I’m curious, you know, what the actual action plan you have in place is to

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Darrin Peller, Wolfe Research: follow suit on the Intermex customer base, because I do think you’re going to want to push them on digital as fast and as much as you can, given the sustainability of that. And then as a follow-on, is there a pricing difference between that you could take advantage of? In other words, does this…

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Darrin Peller, Wolfe Research: Does this help rationalize the pricing in the market at all? I mean, has there been any irrational actions, either by, you know, Intermix or other companies? And when I say irrational, just competitive, that you can now see level off a little more? Does this help the competitive landscape in that way? Thanks.

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Devin McGranahan, President and CEO, Western Union: On the digital side, one of the, great opportunities here is

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Devin McGranahan, President and CEO, Western Union: you know, Bob and his team, as you know from their public commentary, have seen some accelerated trajectories in their digital business, growing 40, 50 plus percent quarter… year over year. So the brand is very strong, and the opportunity is signiﬁcant.

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Devin McGranahan, President and CEO, Western Union: bringing our platforms, you know, we spend signiﬁcantly greater amounts of money on our digital marketing. As you know, we’ve launched our new next-generation platform, in 15, 16 countries around the world. We’re gonna use that next- generation platform

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Devin McGranahan, President and CEO, Western Union: to relaunch the Intermex digital experience here in the U.S. So we think the combination of our scale in product and technology, plus the marketing investments that we already make and the relationships we have.

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Devin McGranahan, President and CEO, Western Union: in the digital space will enable us to accelerate the great work and foundation that Bob and his team have been able to do

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Devin McGranahan, President and CEO, Western Union: as a independent public company. And so we really see this opportunity enabling what is a strong foundation

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Devin McGranahan, President and CEO, Western Union: With a lot more resources, scale, and technology to accelerate what is… what is clearly market demand for their brand, their product and service, as those customers go digital.

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Devin McGranahan, President and CEO, Western Union: And so, we believe some of the purely digital players have been acquiring customers out of both our and Bob’s retail network, and, you know, we’re working hard, and we’ll work with Bob to, you know, kind of put an end to that activity.

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Devin McGranahan, President and CEO, Western Union: With regard to pricing, we have not considered any price-related changes as the result of this deal. The remittance industry is highly competitive, and we will continue to compete aggressively to win businesses across all our channels.

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Darrin Peller, Wolfe Research: Okay, alright. And then, Matt, just my quick follow-up is just on the ﬁnancial leverage side.

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Darrin Peller, Wolfe Research: I mean, I assume this puts you at a higher level than you typically want to be, but only probably brieﬂy. I’m curious.

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Darrin Peller, Wolfe Research: Your leverage ratios that you want to hold on to, pro forma for this, and…

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Darrin Peller, Wolfe Research: Just in terms of the… it sounds like you have no reason to believe the dividend should change or anything on buybacks, is that right?

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Matt Cagwin, Chief Financial Officer, Western Union: Yeah, Darrin, thanks for the question. No, so our goal still is to maintain investment credit rating. This will put us slightly above the 3 times. The deal likely doesn’t close for another 9 to 12 months.

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Matt Cagwin, Chief Financial Officer, Western Union: We’re working with the rating agencies on time to get back below that threshold, but I’m working on a 24-year… 24-month horizon to get there, so that’s why we felt comfortable in the prepared remarks, talking about not a material change, because Bob’s business generates EBITDA every year of

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Matt Cagwin, Chief Financial Officer, Western Union and Darrin Peller, Wolfe Reaearch: 20% of the purchase price, so over a 2-year horizon, you’re gonna get cash ﬂows and EBITDA of a level that gets you pretty close to paying it back down below 3 times. Okay. Great. Thanks, guys.

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Western Union Operator (DEN): Our next question comes to us from Gus Gala, from Monness, Crespi, Hardt, and Co. Please ask your questions.

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Gus Gala, from Monness, Crespi, Hardt, and Co.: Hi. Hi guys, thanks for taking our question.

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Gus Gala, from Monness, Crespi, Hardt, and Co.: So, I just want to understand what lessons from the prior Vigo acquisition, back when it was the First Data days.

00:36:56.690 --> 00:37:00.429

Gus Gala, from Monness, Crespi, Hardt, and Co.: What you put in Intermex, I think that was, like, nearly 4,000 locations.

00:37:00.630 --> 00:37:05.489

Gus Gala, from Monness, Crespi, Hardt, and Co.: And can we talk about potential for cannibalization within the independent channel?

00:37:05.600 --> 00:37:14.300

Gus Gala, from Monness, Crespi, Hardt, and Co.: just thinking, I mean, going back to the question on pricing incentives for agent expansion, just different approaches there, anything we should be…

00:37:14.470 --> 00:37:18.099

Gus Gala, from Monness, Crespi, Hardt, and Co.: Considering as that integrates, and one clariﬁcation…

00:37:18.300 --> 00:37:30.349

Gus Gala, from Monness, Crespi, Hardt, and Co.: Any concerns on regulator around your U.S. to Mexico share? I think this will probably put you as the biggest player, at least in the plurality of it, in terms of the share. Thanks.

00:37:32.020 --> 00:37:45.229

Devin McGranahan, President and CEO, Western Union: Hey, thanks for the question. The, you know, interesting turn of events in history, is Bob sold Vigo to Western Union, two decades ago, so it’s a repeat.

00:37:45.230 --> 00:38:09.310

Devin McGranahan, President and CEO, Western Union: As you probably know from Western Union’s public disclosures, Vigo has been one of the better bright spots in our retail footprint and in our retail results, over the last 5 or 6 years. And so, as the market has shifted towards a more independent, and in some cases, an

00:38:09.310 --> 00:38:14.260

Devin McGranahan, President and CEO, Western Union: Independent, non- exclusive, footprint, our Vigo

00:38:14.260 --> 00:38:34.119

Devin McGranahan, President and CEO, Western Union: brand has helped us in that segment of the market. But clearly, we have a much smaller part of that segment of the market, given that our Western Union brand, which is the predominance of our retail business, is mostly exclusive and has a large proponent of the strategic partners, the large grocery store chains.

00:38:34.120 --> 00:38:37.990

Devin McGranahan, President and CEO, Western Union: Like the Krogers and the Albertsons and the Publix’s.

00:38:37.990 --> 00:38:46.770

Devin McGranahan, President and CEO, Western Union: And so, this is an opportunity to bring together a stronger part of our independent agent, our 11,000 of our

00:38:46.770 --> 00:39:03.319

Devin McGranahan, President and CEO, Western Union: roughly 40,000 U.S. locations are in that independent channel, so bringing Bob’s 10,000 to it actually starts to balance out the strength of that channel relative to our more exclusive and Western Union-branded channel.

00:39:03.670 --> 00:39:12.370

Devin McGranahan, President and CEO, Western Union: So I see it as additive, and we believe the market is big enough, that we won’t see a lot of cannibalization.

00:39:14.790 --> 00:39:16.649

Gus Gala, from Monness, Crespi, Hardt, and Co.: That’s super helpful, Color. Thank you.

00:39:18.560 --> 00:39:24.600

Western Union Operator (DEN): Our next question comes to us from Jamie Friedman from Susquehanna. Please ask your question.

00:39:27.520 --> 00:39:31.920

Jamie Friedman from Susquehanna: Hi, thank you, and congratulations on this transaction.

00:39:34.350 --> 00:39:47.119

Jamie Friedman from Susquehanna: I’m curious, in instances where there is overlap of the presence between the two companies, how are you gonna manage for that? And I’ll just ask my two up front.

00:39:47.580 --> 00:39:59.239

Jamie Friedman from Susquehanna: And… Bob, your company’s been… both your companies… your company has been well known for very tactical, data-driven marketing. So I’m just curious as to…

00:40:03.460 --> 00:40:09.910

Jamie Friedman from Susquehanna: how that operational expertise, you think, can transfer over to Western Union. Thank you.

00:40:10.740 --> 00:40:14.969

Devin McGranahan, President and CEO, Western Union: So, you know, today we already operate. Western Union Operator (DEN): here in the U.S, 3 brands with Western Union, OV and Vigo.

00:40:22.650 --> 00:40:42.810

Devin McGranahan, President and CEO, Western Union: Bob can comment, but he operates two brands with La Nationale, and Intermex. We actually see the brand and the brand portfolio as offering different value propositions, both to the agent, and in some cases, also to the customer. So we will maintain a multi-brand portfolio wherein by deﬁning the agent value proposition and the consumer value proposition by brand. And so we believe that will give us the ability to target customers and agents that

00:40:56.840 --> 00:41:14.749

Devin McGranahan, President and CEO, Western Union: those brands represent the right ﬁt for that agent and that customer. That multi-brand strategy, we believe, will also give us an advantage relative to single-brand competitors in the highly competitive and fragmented U.S. retail marketplace. Bob.

00:41:16.280 --> 00:41:37.149

Bob Lisy, Chairman and CEO of Intermex and Jamie Friedman from Susquehanna:: Yeah, and could you repeat that part of the question for me again? Sorry. Yeah, I mean, you’re… over the years, your company’s been well known for very data-driven, like, you study the zip code, you ﬁnd the merchant in the zip code, the bodega in the zip code, all that data. I’m just curious how that sort of hyper-micro marketing strategies Can be applied in, you know, potentially the bigger canvas of… of… Western Union.

00:41:44.480 --> 00:41:46.909

Bob Lisy, Chairman and CEO of Intermex: Yeah, I think the… the interesting…Point is, where you ended your point, is that the bigger canvas, this is a zip code by zip code business. And having the opportunity to work on a canvas with

00:41:58.810 --> 00:42:09.129

Bob Lisy, Chairman and CEO of Intermex The combined array of products and the combined array of brands will only make that a much better offering for our consumers at retail.

00:42:09.130 --> 00:42:17.789

Bob Lisy, Chairman and CEO of Intermex It gives us the opportunity to use that microdata down to the zip code, then apply the proper solution to that, relative to products.

00:42:17.790 --> 00:42:31.140

Bob Lisy, Chairman and CEO of Intermex: Relative to brand. So we see it as a huge opportunity, and that same metrical approach, those same tactical approach that’s been… served us well and helped us grow tremendously, I think will dovetail well with the…

00:42:31.250 --> 00:42:43.100

Bob Lisy, Chairman and CEO of Intermex: Western Union brands that are currently in-house there, and with the approach that Western Union’s taken over the years. So I think that it’ll apply quite well, and I think it’ll make us both stronger in the end.

00:42:43.500 --> 00:43:02.389

Devin McGranahan, President and CEO, Western Union: And it is one of the things that we are very excited about. As I have talked about, we have followed a similar approach, in Europe, with that very tactical micro-market approach, down at the agent in the street corner level. And so.

00:43:02.430 --> 00:43:21.809

Devin McGranahan, President and CEO, Western Union: the model that Bob has built, the team and the data that they have assembled to be able to take that across the broader Vigo, OV, and Western Union footprint, we think is a real opportunity for the combined organizations, and look forward to having Bob and his team lead that for us.

00:43:22.850 --> 00:43:24.270

Jamie Friedman from Susquehanna: Great. Thank you both.

00:43:24.740 --> 00:43:25.620

Bob Lisy, Chairman and CEO of Intermex: You too.

00:43:26.140 --> 00:43:35.029

Western Union Operator (DEN): We have time for one ﬁnal question, and that ﬁnal question will come to us from Chris Kennedy from William Blair. Please ask your question.

00:43:48.840 --> 00:43:49.770

Chris Kennedy from William Blair: Can you hear me?

00:43:50.340 --> 00:43:52.700

Devin McGranahan, President and CEO, Western Union: We can now, Chris.

00:43:52.890 --> 00:44:00.120

Chris Kennedy from William Blair: Okay, thanks for taking the question. I mean, Intermex has given some Interesting unit economic statistics. For both its retail and digital business. When you think of those, is there any way to…

00:44:06.360 --> 00:44:13.920

Chris Kennedy from William Blair: look at those, compare them to kind of where Western Union is, and just talk about the opportunities there. Thanks for taking the question.

00:44:14.890 --> 00:44:30.989

Matt Cagwin, Chief Financial Officer, Western Union: Hey, Chris, thanks for joining the call. Intermex has provided a fair bit of, information. We provide a fair bit of information that are different. We’ve gone through, and we see, immense beneﬁt of bringing these two businesses together.

00:44:30.990 --> 00:44:41.129

Matt Cagwin, Chief Financial Officer, Western Union: They’ve been able to get a very accelerated branded digital business growth. Their productivity within their customer locations, their agent locations.

00:44:41.130 --> 00:44:55.350

Matt Cagwin, Chief Financial Officer, Western Union: Actually a bit more productive than ours. Bob, over time, has done a great job of sharing the cost of signing up a new agent location. He’s a bit more efficient than we are at that, and we’re excited about making our team more efficient with his data- driven approach.

00:44:55.410 --> 00:45:06.269

Matt Cagwin, Chief Financial Officer, Western Union: So there’s many beneﬁts we’ve seen on how he operates that business, as Devin talked about in his prepared remarks, similar to what we’ve been able to accomplish in Europe. There are some beneﬁts on our side we’re gonna bring to his.

00:45:06.270 --> 00:45:18.460

Matt Cagwin, Chief Financial Officer, Western Union and Devin McGranahan, President and CEO, Western Union: So we look forward to sharing more of that as time passes, but there are some unique differences. And obviously, for, you know, regulatory reasons, but also just pure competitive reasons.

00:45:18.510 --> 00:45:29.690

Devin McGranahan, President and CEO, Western Union: These are two public companies coming together, so the level of, you know, detail sharing at unit economic levels and things like that has been more limited.

00:45:29.690 --> 00:45:54.170

Devin McGranahan, President and CEO, Western Union: I will come back to the point I made at the beginning, which is, we see this as bringing a best of breed, so where Bob and his team are doing something that is clearly superior to the Western Union approach, we will rapidly adopt that and push it across the footprint, and I believe Bob feels the same, that the opposite is true, where we have beneﬁts or an approach that would help

00:45:54.170 --> 00:46:01.450

Devin McGranahan, President and CEO, Western Union: the Intermix brand and team, they will adopt that as well. So we see bringing two great businesses with

00:46:01.540 --> 00:46:09.309

Devin McGranahan, President and CEO, Western Union: Disparate strengths together to create one great business that builds on the strengths of both organizations.

00:46:09.700 --> 00:46:12.330

Devin McGranahan, President and CEO, Western Union: So I’d like to end the call by thanking

00:46:12.330 --> 00:46:36.369

Devin McGranahan, President and CEO, Western Union: all of the people from both teams for the great work that has brought these two companies together. As you can imagine, this is not easily done, and requires a lot of time and energy from both sides. We’ve got two wonderful teams here in North America that are already starting to work well together, and I really look forward to what we’ll be able to do

00:46:36.370 --> 00:46:48.130

Devin McGranahan, President and CEO, Western Union: As a combined company. So thank you to all the Western Union employees, to the Intermax employees, to our respective Board of Directors, to enable us to bring these two companies together. Thank you all.

00:46:50.090 --> 00:46:53.840

Western Union Operator (DEN): Thank you for joining today’s conference call. We hope you have a great day.

This communication relates to a proposed acquisition (the “Transaction”) of International Money Express, Inc. (“Intermex”) by The Western Union Company (“Western Union”).

In connection with the proposed transaction between Intermex and Western Union, Intermex will file with the Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Intermex stockholders. Intermex may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Intermex may file with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed with the SEC or will be filed with the SEC by Intermex (when they become available) through the website maintained by the SEC at http://www.sec.gov or from Intermex at its website, www.Intermexonline.com.
Participants in the Solicitation
Intermex, and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Intermex in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Intermex and other persons who may be deemed to be participants in the solicitation of stockholders of Intermex in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the Transaction, which will be filed with the SEC. Additional information about Intermex, the directors and executive officers of Intermex and their ownership of Intermex common stock can also be found in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 27, 2025, and its definitive proxy statement, as amended, as filed with the SEC on May 12, 2025, and other documents subsequently filed by Intermex with the SEC. Free copies of these documents may be obtained as described above. To the extent holdings of Intermex securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the proposed transaction when it is filed with the SEC.